Exhibit 10.2

AMENDMENT 2

to the

PATENT ASSIGNMENT AGREEMENT

This Amendment 2, by and between SpinalCyte LLC, a Texas limited liability company (“SpinalCyte”), and FibroBiologics, Inc., a Delaware corporation (“FibroBiologics”), (“Amendment 2”), amends the Patent Assignment Agreement dated May 17, 2021, entered into by and between SpinalCyte and FibroBiologics (as amended, the “Assignment”), and is effective as of May 17, 2021 (“Effective Date”). FibroBiologics and SpinalCyte are each referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, SpinalCyte is the owner of all right title and interest in and to certain Patents, as defined in the Assignment;

WHEREAS, FibroBiologics is further developing Patents obtained from SpinalCyte through the Assignment;

WHEREAS, FibroBiologics purchased and received from SpinalCyte all right, title and interest in the Patents through the Assignment; and

WHEREAS, the Parties inadvertently omitted certain patents and patent applications from Exhibit A to the Assignment and now SpinalCyte wishes to transfer all right, title and interest in the omitted patents and patent applications to FibroBiologics for further development.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.	Exhibit A to the Assignment is hereby amended to add the following patents and patent applications:

Docket Number	Country	Appl. No.	Date Filed	Patent No.	Title
AMTK.P0024AU	Australia				TREATMENT OF CACHEXIA USING FIBROBLAST CELLS AND PRODUCTS THEREOF
AMTK.P0024CA	Canada				TREATMENT OF CACHEXIA USING FIBROBLAST CELLS AND PRODUCTS THEREOF
AMTK.P0024EP	European Patent Office				TREATMENT OF CACHEXIA USING FIBROBLAST CELLS AND PRODUCTS THEREOF
AMTK.P0024JP	Japan				TREATMENT OF CACHEXIA USING FIBROBLAST CELLS AND PRODUCTS THEREOF
AMTK.P0024US	United States of America	17/309177	5/3/2021		TREATMENT OF CACHEXIA USING FIBROBLAST CELLS AND PRODUCTS THEREOF
AMTK.P0024US.Pl	United States of America	62/755542	11/4/2018		TREATMENT OF CACHEXIA USING FIBROBLAST CELLS AND PRODUCTS THEREOF
AMTK.P0024WO	Patent Cooperation Treaty	PCT/US2019/059678	11/4/2019		TREATMENT OF CACHEXIA USING FIBROBLAST CELLS AND PRODUCTS THEREOF
AMTK.P0026AU	Australia				REGENERATIVE ABSCOPAL EFFECTS
AMTK.P0026CA	Canada				REGENERATIVE ABSCOPAL EFFECTS
AMTK.P0026EP	European Patent Office	19881814.8			REGENERATIVE ABSCOPAL EFFECTS
AMTK.P0026JP	Japan				REGENERATIVE ABSCOPAL EFFECTS
AMTK.P0026US	United States of America	17/309207	5/6/2021		REGENERATIVE ABSCOPAL EFFECTS
AMTK.P0026US.Pl	United States of America	62/757764	11/9/2018		REGENERATIVE ABSCOPAL EFFECTS
AMTK.P0026WO	Patent Cooperation Treaty	PCT/US2019/060397	11/8/2019		REGENERATIVE ABSCOPAL EFFECTS

All other terms and conditions of the Assignment shall remain in full force and effect and no other changes are made as a result of this Amendment 2.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment 2 to be executed by their duly authorized officers to be effective as of the Effective Date.

FibroBiologics, Inc.

/s/ Pete O’Heeron
Name:	Pete O’Heeron
Title:	Chief Executive Officer
Date:	8/5/2024

Spinalcyte, LLC

/s/ Pete O’Heeron
Name:	Pete O’Heeron
Title:	Manager
Date:	8/5/2024